UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2008

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Broadcaster, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-15949	94-286863
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9201 Oakdale Avenue, Suite 200, Chatsworth, California 91311

(Address of Principal Executive Office) (Zip Code)

(818) 206-9274

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On August 28, 2008, the Registrant completed the acquisition of LampLighter Studios, Inc. (“Lamplighter”) by way of merger (the “Merger”) under the Agreement of Merger and Plan of Reorganization dated August 28, 2008 (the “Agreement of Merger”). At the time of the Merger, there was no material relationship between LampLighter and the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such officer or director. The Registrant issued an aggregate of 1,594,095 shares of its common stock, par value $.001, to stockholders of LampLighter as consideration for the merger, which issuance is subject to potential future downward adjustment in accordance with the terms of the Agreement of Merger.

The foregoing description of the Agreement of Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement of Merger, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 3.02

Unregistered Sales of Equity Securities.

The issuance at the consummation of the merger described above of 1,594,095 shares of the Registrant’s common stock, par value $.001, was made in a private placement in reliance upon exemption from registration pursuant to Section 4(2) of the Securities Act of 1933. As consideration for the issuance of its stock, the Registrant acquired 100% ownership of LampLighter in the Merger.

This offering and sale of shares qualified for exemption under Section 4(2) of the Securities Act of 1933 since the offering was not a public offering. The offering was not a public offering as defined in Section 4(2) because the offer and sale was made to an insubstantial number of persons and because of the manner of the offering. In addition, these investors had the necessary investment intent as required by Section 4(2) since they agreed to, and received, share certificates bearing a legend stating that such shares are restricted. This restriction ensures that these shares will not be immediately redistributed into the market and therefore not be part of a public offering. This offering was done with no general solicitation or advertising by the Registrant. Based on an analysis of the above factors, the Registrant believes it has met the requirements for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 8.01

Other Events.

The Registrant issued the press release which is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, any financial statements required by Rule 3-05(b) of Regulation S-X will be filed by amendment not later than 71 calendar days after [due date of Form 8-K]

(b) Pro Forma Financial Information

Pursuant to Item 9.01(b)(2) of Form 8-K, any pro forma financial information required by Article 11 of Regulation S-X will be filed by amendment not later than 71 calendar days after [due date of Form 8-K].

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description

10.1	Agreement of Merger and Plan of Reorganization

99.1	Press release dated September 8, 2008, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCASTER, INC.

By:	/s/ Martin Wade, III
Martin Wade, III Chairman and CEO

Date: September 10, 2008

Exhibit Index

Exhibit No.	Description

10.1	Agreement of Merger and Plan of Reorganization

99.1	Press release dated September 8, 2008, furnished herewith.